UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 25, 2023
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting Shareholder Vote

The Annual Meeting of Shareholders of Northwest Natural Holding Company (Company) was held on May 25, 2023. At the meeting, shareholders voted on the following items:

Proposal 1: The following Class III nominees were elected to serve on the Board of Directors until the 2026 Annual Meeting, or until their successors have been duly qualified and elected:

			BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES
David H. Anderson	27,414,629	508,086	3,612,153
Karen Lee	27,510,118	412,597	3,612,153
Nathan I. Partain	25,897,862	2,024,853	3,612,153

Proposal 2: The non-binding advisory vote on compensation of the Named Executive Officers was approved.

FOR 26,349,898	AGAINST 1,410,352	ABSTAIN 162,465	BROKER NON-VOTES 3,612,153

Proposal 3: The non-binding advisory vote on the frequency of future votes on executive compensation was approved for a 1-year frequency.

1 YEAR 26,480,063	2 YEARS 94,016	3 YEARS 1,226,438	ABSTAIN 122,198	BROKER NON-VOTES N/A

Proposal 4: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023 was ratified.

FOR 30,396,879	AGAINST 1,008,455	ABSTAIN 129,534	BROKER NON-VOTES N/A

Board Action on Frequency of Non-Binding Advisory Vote

On May 25, 2023, after the Annual Shareholder Meeting, the Company’s Board of Directors considered the outcome of the advisory vote regarding the frequency of future votes on executive compensation. The Board determined, consistent with its recommendation with respect to this proposal in the proxy statement for the 2023 Annual Meeting, that the Company will hold future say on pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say on pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company’s 2029 Annual Meeting of Shareholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: June 1, 2023	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer &
Corporate Secretary